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                                                                  EXHIBIT 10.35

                         CONFIDENTIAL LOCK-UP AGREEMENT

                                FEBRUARY 26, 2004


Continental Southern Resources, Inc.
111 Presidential Blvd.
Suite 158A
Bala Cynwyd, PA 19004

Attention: Board of Directors

Gentlemen:

         The undersigned understands and acknowledges that Continental Southern Resources, Inc., a Nevada corporation (the "Company"), will be conducting a private placement of shares of its common stock intended to raise gross proceeds of at least $45,000,000 and that in order to complete the private placement, the Company's placement agent has requested that certain holders of shares of Company common stock agree not to sell, transfer or otherwise dispose of their shares for a certain period of time, as more fully described below. The undersigned acknowledges that completion of the private placement will be of material benefit to the Company and to the undersigned as a beneficial owner of the Company's common stock.

         In order to facilitate the private placement described above, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees to the restrictions set forth below with respect to ___________________________ shares (the "Shares") of Company common stock of which the undersigned is the sole record and beneficial owner.

                  Commencing upon the closing (the "Closing") of the private placement and terminating on the earlier of (i) one (1) year from the Closing or
(ii) the effective date of a registration statement filed with the Securities and Exchange Commission to permit the public resale of the shares of common stock issued in the private placement, the undersigned will not, without the prior written approval of the Company, directly or indirectly (i) sell, assign, exchange, transfer, encumber, pledge, distribute, appoint or otherwise transfer or dispose of, or offer or contract to do any of the forgoing with respect to
(A) any of the Shares, (B) any securities convertible into or exchangeable or exercisable for Company common stock, or (C) any interest in (including any option to buy or sell) any of the Shares or securities convertible into or exchangeable or exercisable for Company common stock, in whole or in part; or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any of the transactions described in clause (A), (B) or (C) above is to be settled by delivery of Shares, in cash or otherwise (any such transaction, whether or not for consideration, shall be referred to as a "Transaction"); provided, however, that this "Lock-Up Agreement" shall not restrict any transfer of any Shares or securities convertible into or exchangeable or exercisable for Company common stock in a privately negotiated transaction that is not executed on the OTCBB or any other market or exchange on which the Company's common stock is then traded, to the Company or any of its subsidiaries or to any of the undersigned's Related Persons (as defined below) who agree in writing to be bound by the provisions of this Lock-Up Agreement. The

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undersigned acknowledges and understands that the Company's prior approval may require the concurrence of the Company's placement agent and the investors in the private placement.

         As used in this Lock-Up Agreement, "Related Persons" means: (a) if the undersigned is a natural person, (i) any Immediate Family Member of the undersigned, (ii) any Estate of the undersigned or of any Immediate Family Member of the undersigned, (iii) the trustee of any inter vivos or testamentary trust of which all the beneficiaries are Immediate Family Members of the undersigned, and (iv) any Entity the entire equity interest in which is owned by any one or more of the undersigned and Immediate Family Members of the undersigned; and (b) if the undersigned is an Entity, Estate or trust, (i) any Person who owns an equity interest in the undersigned on the date hereof, (ii) any Person who would be a Related Person under clause (a) of this definition of a natural person who is an ultimate beneficial owner of the undersigned, or
(iii) any other Entity the entire equity interest in which is owned by any one or more of the undersigned and Immediate Family Members of the undersigned.

         As used in this Lock-Up Agreement; (A) "Estate" means, as to any natural person who has died or been adjudicated mentally incompetent by a court of competent jurisdiction, (i) that person's estate or (ii) the administrator, conservator, executor, guardian or representative of that person's estate; (B) "Immediate Family Member" means, (i) if the undersigned is a natural person, any child or grandchild (by blood or legal adoption) or spouse of the undersigned at that time, or any child of the undersigned's spouse; and (ii) if the undersigned is an Entity which has as an ultimate beneficial owner one or more natural persons, any child or grandchild (by blood or legal adoption) or spouse at that time (if not then an ultimate beneficial owner of the Entity), or any child of the spouse, of the ultimate beneficial owner or owners of the Entity; (C) "Entity" means any sole proprietorship, corporation, partnership of any kind having a separate legal status, limited liability company, business trust, unincorporated organization or association, mutual company, joint stock company or joint venture; (D) "Person" means any natural person, Entity, estate, trust, union or employee organization or Governmental Authority; and (E) "Governmental Authority" means any national, state, county, municipal or other government, domestic or foreign, or any agency, board, bureau, commission, court, department or other instrumentality of any such government.

         Notwithstanding anything contained herein to the contrary, this Lock-Up Agreement shall not prohibit the undersigned from engaging in a Transaction involving up to __________ Shares commencing six (6) months after the Closing or from engaging in a Transaction involving up to an additional __________ Shares commencing nine (9) months after the Closing.

         The undersigned understands that the Company will take such steps as may be necessary to enforce the foregoing provisions and restrict the sale or transfer of the Shares as provided herein including, but not limited to, notifying its transfer agent to place stop transfer instructions reflecting the foregoing restrictions on the Company's stock transfer records, and the undersigned hereby agrees to and authorize any such actions and acknowledge that the Company is relying upon this Lock-Up Agreement in taking any such actions.

         The undersigned understands that certain of the information contained herein may be regarded as material non-public information under Regulation FD under the Securities Exchange Act of 1934, as amended, the improper use of which would violate applicable United States securities laws. Accordingly, the undersigned will not publish, disclose or disseminate the existence or contents of this Lock-Up Agreement to any Person, and will maintain the

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confidentiality of the existence and contents of this Lock-Up Agreement. The undersigned further understand that United States securities laws provide for severe civil and criminal penalties for those persons trading securities while in possession of material non-public information.

         This Lock-Up Agreement shall become effective upon the Closing. Accordingly, in the event that the Closing does not occur, this Lock-Up Agreement shall be null and void

         The terms and conditions of this Lock-Up Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs and personal representative of the undersigned.

         The undersigned represents that its signatory hereto has the full power and authority to execute and deliver this Lock-Up Agreement on its behalf.

         This Lock-Up Agreement may be executed and delivered via facsimile

         Intending to be legally bound hereby, the undersigned has executed this Lock-Up Agreement on and as of the date set forth above.



                                              Very truly yours,

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                                              Print Name of Entity

                                              By: _____________________________
                                              Name:
                                              Title:

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